UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 26, 2007

COUNTRYWIDE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8422	13-2641992
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Park Granada, Calabasas, CA	91302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (818) 225-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment is being filed by Countrywide Financial Corporation (the “Company”) to amend the Current Report on Form 8-K originally filed with the Securities and Exchange Commission on October 26, 2007 (the “Initial Filing”).  A page from the Company’s earnings press release issued on October 26, 2007 was inadvertently omitted from exhibit 99 of the Initial Filing.  That missing page is now included as page 11 of exhibit 99 attached hereto, which contains the entire earnings press release of the Company for the quarter ended September 30, 2007.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99	Press Release issued by Countrywide Financial Corporation pertaining to its results of operations and financial condition for the quarter ended September 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

/s/ Lawrence R. Gee
Dated: November 14, 2007	Lawrence R. Gee
Managing Director, Technical Accounting

Exhibit Index

Exhibit No.	Description

99	Press Release issued by Countrywide Financial Corporation pertaining to its results of operations and financial condition for the quarter ended September 30, 2007